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Exhibit 23.1

CONSENT OF DELOITTE & TOUCHE LLP

        We consent to the incorporation by reference in Registration Statement No. 333-82090 of AltiGen Communications, Inc. on Form S-8 of our report dated December 18, 2003 appearing in this Annual Report on Form 10-K of AltiGen Communications, Inc. for the year ended September 30, 2003.

/s/ Deloitte & Touche LLP
San Jose, California
December 29, 2003

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  Exhibit 23.1
CONSENT OF DELOITTE & TOUCHE LLP